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                                                                     EXHIBIT 1.1




                             SCHOLASTIC CORPORATION

                                 DEBT SECURITIES
                                 PREFERRED STOCK
                                  COMMON STOCK
                                DEPOSITARY SHARES
                                      UNITS


                             UNDERWRITING AGREEMENT



      INTRODUCTORY. Scholastic Corporation, a Delaware corporation ("Company"), proposes to issue and sell from time to time certain of its unsecured debt securities, preferred stock, common stock, par value $0.01 per share ("COMMON STOCK"), depositary shares and units registered under the registration statement referred to in Section 2(a) ("REGISTERED SECURITIES"). The Registered Securities constituting debt securities will be issued under either a senior debt indenture, dated as of _____________ ("SENIOR INDENTURE"), or a subordinated debt indenture, dated as of _____________ ("SUBORDINATED INDENTURE", and together with the Senior Indenture, the "INDENTURES"), each between the Company and Citibank, N.A., as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms. The Registered Securities constituting preferred stock may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, selling prices and other terms. The Registered Securities constituting depositary shares will represent fractional interests in shares of the Company's preferred stock and will be evidenced by depositary receipts issued pursuant to a deposit agreement, dated as of _____________ ("DEPOSIT AGREEMENT"), between the Company and _______________, as Depositary. The Registered Securities may be sold separately or in units with other Registered Securities. Such units may be issued in one or more series under a unit agreement, dated as of _______________ ("UNIT AGREEMENT"), between the Company and _________________, as Unit Agent. Particular series or offerings of Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

      The Registered Securities involved in any such offering are hereinafter referred to as the "OFFERED SECURITIES". The firm or firms which agree to purchase the Offered Securities are hereinafter referred to as the "UNDERWRITERS" of such securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "REPRESENTATIVES"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(c) and 6 and the second sentence of Section 3), shall mean the Underwriters.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company, as of the date of each Terms Agreement referred to in Section 3, represents and warrants to, and agrees with, each Underwriter that:

         (a) A registration statement (No. 333- ), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("COMMISSION") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "REGISTRATION STATEMENT", and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 to reflect the

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      terms of the Offered Securities (if they are debt securities, depositary shares, units or preferred stock) and the terms of the offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Securities Act of 1933 ("ACT"), including all material incorporated by reference therein, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

         (b) On the effective date of the Registration Statement relating to the Registered Securities, such registration statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("TRUST INDENTURE ACT") and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

         (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

         (d) Each of the material subsidiaries of the Company listed on Exhibit I, hereto (the "MATERIAL SUBSIDIARIES") has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Material Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Material Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

         (e) If the Offered Securities are debt securities: The Indenture under which such debt securities are issued has been duly authorized and has been duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date (as defined below) or pursuant to Delayed Delivery Contracts (as hereinafter defined), such Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and such Indenture and Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (f) If the Offered Securities are preferred stock: The Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with the Terms


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      Agreement on the Closing Date, such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.

         (g) If the Offered Securities are Common Stock: The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to its Common Stock.

         (h) If the Offered Securities are depositary shares: The Offered Securities have been duly authorized by the Company. The shares of preferred stock represented by the Offered Securities have been duly authorized and, when such shares have been deposited with the Depositary in accordance with the Deposit Agreement and depositary receipts evidencing the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date, such shares will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to such shares. The Deposit Agreement has been duly authorized and, when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date, the Deposit Agreement will have been duly executed and delivered, such Offered Securities will have been duly executed, issued and delivered and will conform to the description thereof contained in the Prospectus, and the Deposit Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (i) If the Offered Securities are units: The Offered Securities have been duly authorized by the Company. Any preferred stock forming part of the Offered Securities has been duly authorized and, when such preferred stock has been delivered and paid for in accordance with the terms of the Terms Agreement and the Unit Agreement on the Closing Date, such preferred stock will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to such preferred stock. Any debt securities forming part of the Offered Securities have been duly authorized; the applicable Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act; and when the debt securities forming part of the Offered Securities are delivered and paid for pursuant to the Terms Agreement and the Unit Agreement on the Closing Date, such debt securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and the applicable Indenture and such debt securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Unit Agreement has been duly authorized and, when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date, the Unit Agreement will have been duly executed and delivered, such Offered Securities will have been duly executed, issued and delivered and will conform to the description thereof contained in the Prospectus and the Unit Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its

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      terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (j) If the Offered Securities are convertible: When the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date, such Offered Securities will be convertible into Common Stock of the Company in accordance with their terms (if the Offered Securities are preferred stock) or the applicable Indenture (if the Offered Securities are debt securities); the shares of Common Stock initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Common Stock.

         (k) If the Offered Securities are Common Stock or are convertible into Common Stock: Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

         (l) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except for any such contracts, agreements and understandings copies of which have been provided by the Company to the Underwriters prior to the date of the Terms Agreement.

         (m) If the Offered Securities constitute Common Stock or are convertible into Common Stock, the outstanding shares of Common Stock are listed on the Nasdaq Stock Market ("NASDAQ"), and the Offered Securities (if they are Common Stock) or the Common Stock into which the Offered Securities are convertible (if they are convertible) has been approved for listing on the Nasdaq National Market, subject to notice of issuance. If the Offered Securities are debt securities or preferred stock, they have been approved for listing on the stock exchange indicated in the Terms Agreement, subject to notice of issuance.

         (n) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), the Deposit Agreement or the Unit Agreement, as the case may be, in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and, if the Offered Securities are debt securities, the Trust Indenture Act and such as may be required under state securities laws.

         (o) The execution, delivery and performance of the applicable Indenture (if the Offered Securities are debt securities), the Terms Agreement (including the provisions of this Agreement), the Deposit Agreement (if the Offered Securities are depositary shares), the Unit Agreement (if the Offered Securities are units) and any Delayed Delivery Contracts and the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities, depositary shares, units or preferred stock, compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any


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      governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Material Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound or to which any of the properties of the Company or any Material Subsidiary is subject, or the charter or by-laws of the Company or any Material Subsidiary, except for such breaches or violations that will not have a Material Adverse Effect (as defined below); and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by Terms Agreement (including the provisions of this Agreement).

         (p) The Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

         (q) The Company and its Material Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property, except such rights as are not, individually or in the aggregate, materially important to the business conducted or proposed to be conducted by them as described in the Prospectus, (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that would individually or in the aggregate be reasonably likely to have a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

         (r) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its Material Subsidiaries or any of their respective properties that would individually or in the aggregate be reasonably likely to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the applicable Indenture (if the Offered Securities are debt securities), the Terms Agreement (including the provisions of this Agreement), the Deposit Agreement (if the Offered Securities are depositary shares), the Unit Agreement (if the Offered Securities are units) or any Delayed Delivery Contracts, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

         (s) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (t) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

      3. PURCHASE AND OFFERING OF OFFERED SECURITIES. The obligation of the Underwriters to purchase the Offered Securities will be evidenced by an agreement or exchange of other written communications ("TERMS AGREEMENT") at the time the Company determines to sell the Offered Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount or number of shares or other securities to be purchased by each Underwriter, the purchase price to be paid by the


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Underwriters and (if the Offered Securities are debt securities, depositary shares, units or preferred stock) the terms of the Offered Securities not already specified (in the applicable Indenture, in the case of Offered Securities that are debt securities; in the Deposit Agreement, in the case of Offered Securities that are depositary shares; in the Unit Agreement, in the case of Offered Securities that are units), including, but not limited to, interest rate (if debt securities), dividend rate (if preferred stock or depositary shares), maturity (if debt securities), composition (if units), any redemption provisions and any sinking fund requirements and whether any of the Offered Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Underwriter first named in the Terms Agreement (the "LEAD UNDERWRITER") and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "CLOSING DATE"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the Closing Date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering other than Contract Securities for which payment of funds and delivery of securities shall be as hereinafter provided. The obligations of the Underwriters to purchase the Offered Securities will be several and not joint. It is understood that the Underwriters propose to offer the Offered Securities for sale as set forth in the Prospectus.

      If the Terms Agreement provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Offered Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("DELAYED DELIVERY CONTRACTS") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount or number of shares of Offered Securities to be sold pursuant to Delayed Delivery Contracts ("CONTRACT SECURITIES"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate principal amount or number of shares of Offered Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount or number of shares of Offered Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Lead Underwriter determines that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Lead Underwriter not later than the business day prior to the Closing Date of the principal amount or number of Contract Securities.

      If the Offered Securities are debt securities and the Terms Agreement specifies "Book-Entry Only" settlement or otherwise states that the provisions of this paragraph shall apply, the Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depositary Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Offered Securities shall be made by the Underwriters in Federal (same day) funds by official check or checks or wire transfer to an account previously designated by the Company at a bank acceptable to the Lead Underwriter, in each case drawn to the order of the Company at the place of payment specified in the Terms Agreement on the Closing Date, against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities.


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      4. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several
Underwriters that it will furnish to counsel for the Underwriters, one signed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Offered Securities:

         (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Lead Underwriter, subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement.

         (b) The Company will advise the Lead Underwriter promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Lead Underwriter a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Lead Underwriter promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will notify the Lead Underwriter of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Lead Underwriter's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) As soon as practicable, but not later than 16 months, after the date of each Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

         (e) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Lead Underwriter reasonably requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Company will arrange for the qualification of the Offered Securities for sale and (if the Offered Securities are debt securities, depositary shares, units or preferred stock) the determination of their eligibility for investment under the laws of such jurisdictions as the Lead Underwriter designates and will continue such qualifications in effect so long as required for the distribution.


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         (g) During the period of five years after the date of any Terms
      Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Lead Underwriter may reasonably request.

         (h) The Company will pay all expenses incident to the performance of its obligations under the Terms Agreement (including the provisions of this Agreement), for any filing fees or other expenses (including fees and disbursements of counsel) in connection with qualification of the Registered Securities for sale (if the Offered Securities are debt securities, depositary shares, units or preferred stock) any determination of their eligibility for investment under the laws of such jurisdictions as the Lead Underwriter may designate and the printing of memoranda relating thereto for any fees charged by investment rating agencies for the rating of the Offered Securities (if they are debt securities, depositary shares, units or preferred stock), for any applicable filing fee incident to, the review by the National Association of Securities Dealers, Inc. of the Registered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Registered Securities and for expenses incurred in distributing the Prospectus, any preliminary prospectuses, any preliminary prospectus supplements or any other amendments or supplements to the Prospectus to the Underwriters.

          (i) If the Offered Securities are debt securities, depositary shares, units or preferred stock, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue (if the Offered Securities are debt securities) or any series of preferred stock, depositary shares or units issued or guaranteed by the Company (if the Offered Securities are preferred stock, depositary shares or units), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Lead Underwriter for a period beginning at the time of execution of the Terms Agreement and ending the number of days after the Closing Date specified under "Blackout" in such Terms Agreement.

         (j) If the Offered Securities are Common Stock or are convertible into Common Stock, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Lead Underwriter for a period beginning at the time of execution of the Terms Agreement and ending the number of days after the Closing Date specified under "Blackout" in the Terms Agreement, except issuances of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date of the Terms Agreement, grants of employee stock options pursuant to the terms of a plan in effect on the date of the Terms Agreement, issuances of Common Stock pursuant to the exercise of such options or issuances of Common Stock pursuant to the Company's dividend reinvestment plan.

      5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the


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provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

           (a) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Ernst & Young, LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and any
            schedules and any summary of earnings examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the
            American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

                  (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial statements, if any, and any
                  summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                        (B) if any unaudited "capsule" information is contained
                  in the Prospectus, the unaudited consolidated net sales, net operating income, net income and net income per share amounts or other amounts constituting such "capsule" information and described in such letter do not agree with the corresponding amounts set forth in the unaudited consolidated financial statements or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                        (C) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than three business days prior to the date of the such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                        (D) for the period from the closing date of the latest
                  income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales, net operating income or the total or (if the Offered Securities are Common Stock or are convertible into Common Stock) per share amounts of consolidated income before extraordinary items or net income (if the Offered Securities are debt securities) in the ratio of earnings to fixed charges or (if the Offered Securities are preferred stock or depositary shares) in the ratio of earnings to fixed charges and preferred stock and depositary shares dividends combined;

            except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iv) they have read the unaudited pro forma condensed
            financial statements of the Company included in the Registration Statement, inquired of the officials of the Company and of Grolier Incorporated responsible for financial and accounting matters, and have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed financial statements;

                  (v) on the basis of the procedures referred to in clause (iv)
            above, nothing came to their attention that caused them to believe that the unaudited pro forma condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                  (vi) they have compared specified dollar amounts (or
            percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

           (b) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Arthur Andersen LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that in their opinion the financial statements and any schedules and any summary of earnings examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations.


      All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

            (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

            (d) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including any Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities;
      (ii) any downgrading in the rating of any debt securities, [preferred stock, depositary shares or units] of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities, [preferred stock, depositary shares or units] of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating);
      (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (e) The Representatives shall have received an opinion, dated the Closing Date, of Coudert Brothers, counsel for the Company, to the effect that:

                        (i) The Company has been duly incorporated and is an
            existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus. The Company is duly qualified to do business as a foreign corporation in good standing in the state of New York;

                        (ii) Each of the Material Domestic Subsidiaries has been
            duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                        (iii) If the Offered Securities are debt securities: The
            Indenture under which the Offered Securities are issued has been duly authorized, executed and delivered by the Company and have been duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized; the Offered Securities other than any Contract Securities have been duly executed, authenticated, issued and delivered; such Indenture and the Offered Securities other than any Contract Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in such Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Offered Securities other than any Contract Securities conform in all material respects, and any Contract Securities, when so issued and delivered and sold will conform in all material respects, to the description thereof contained in the Prospectus;

                        (iv) If the Offered Securities are preferred stock: The
            Offered Securities have been duly authorized; the Offered Securities other than any Contract Securities have been validly issued and are fully paid and nonassessable; any Contract Securities, when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be validly issued, fully paid and non-assessable; and the Offered Securities other than any Contract Securities conform in all material respects, and any Contract Securities, when so issued, delivered and sold, will conform in all material respects, to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                        (v) If the Offered Securities are Common Stock: The
            Offered Securities and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                        (vi) If the Offered Securities are depositary shares:
            The Offered Securities have been duly authorized, executed and delivered by the Company. The shares of preferred stock represented by the Offered Securities have been duly authorized; the shares of preferred stock represented by the Offered Securities other than any Contract Securities have been validly issued and are fully paid and nonassessible; shares of preferred stock represented by any Contract Securities, when such shares have been deposited with the Depositary in accordance with the Deposit Agreement and depositary receipts evidencing the Contract Securities have been delivered and paid for, will have been validly issued, fully paid and nonassessable; and the shares of preferred stock represented by the Offered Securities other than any Contract Securities conform in all material respects, and shares of preferred stock represented by any Contract Securities, when so issued, delivered and sold, will conform in all material respects to the description thereof contained in the Prospectus. The Deposit Agreement has been duly authorized, executed and delivered by the Company; any Contract Securities, when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be duly authorized, executed and delivered and will conform in all material respects to the description thereof contained in the Prospectus; and the Deposit Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                        (vii) If the Offered Securities are units: The Offered
            Securities have been duly authorized, executed and delivered by the Company. Any shares of preferred stock forming part of the Offered Securities have been duly authorized; the shares of preferred stock forming part of the Offered Securities other than any Contract Securities have been validly issued and are fully paid and nonassessable; shares of preferred stock forming part of any Contract Securities, when such shares have been delivered and paid for in accordance with the Unit Agreement, will have been validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus. Any debt securities forming part of the Offered Securities have been duly authorized; the applicable Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act; the Offered Securities other than any Contract Securities have been duly executed, authenticated, issued and delivered; the applicable Indenture and the Offered Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the applicable Indenture and sold pursuant to the Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Offered Securities other than any Contract Securities conform in all material respects, and any Contract Securities, when so issued, delivered and sold, will conform in all material respects, to the description thereof contained in the Prospectus. The Unit Agreement has been duly authorized, executed and delivered by the Company; any Contract Securities, when issued delivered and sold pursuant to Delayed Delivery Contracts, will be duly authorized, executed and delivered and will conform in all material respects to the description thereof contained in the Prospectus; the Offered Securities and the Unit Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                        (viii) If the Offered Securities are convertible: The
            Offered Securities other than any Contract Securities are, and any Contract Securities, when (if the Offered Securities are debt securities) executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts or (if the Offered Securities are preferred stock) when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be convertible into Common Stock of the Company in accordance with (if they are debt securities) the Indenture or (if they are preferred stock) their terms; the shares of Common Stock initially issuable upon conversion of the Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Common Stock;

                        (ix) No consent, approval, authorization or order of, or
            filing with, any New York or United States federal governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), the Deposit Agreement or the Unit Agreement, as the case may be, in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and, if the Offered Securities are debt securities, the Trust Indenture Act and such as may be required under state securities laws;

                        (x) The execution, delivery and performance of the
            Indentures (if the Offered Securities are debt securities), the Terms Agreement (including the provisions of this Agreement), the Deposit Agreement (if the Offered Securities are depositary shares), the Unit Agreement (if the Offered Securities are units) and any Delayed Delivery Contracts and the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities, depositary shares, units or preferred stock, compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any New York or United States Federal statute or the General Corporation Law of Delaware, any rule, regulation or order of any New York or United States Federal governmental agency or body or any court, having jurisdiction over the Company or any of its Material Subsidiaries or any of their properties, or any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or a Material Subsidiary is a party or by which the Company is bound or to which any of the properties of the Company or any of its Material Subsidiaries is subject, or the charter or by-laws of the Company, except for any breaches or violations that will not have a Material Adverse Effect; and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by the Terms Agreement (including the provisions of this Agreement);

                        (xi) The Terms Agreement (including the provisions of
            this Agreement) and any Delayed Delivery Contracts, have been duly authorized, executed and delivered by the Company;

                        (xii) Scholastic Inc. is the registered owner of the
            trademark "Scholastic"; to the best knowledge of such counsel, neither the Company nor any of its Material Domestic Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement or conflict with) asserted rights of others with respect to such trademark, other than such infringements or conflicts that would not, individually or in the aggregate, have a Material Adverse Effect on the business conducted or proposed to be conducted by the Company and its Material Domestic Subsidiaries as described in the Prospectus;

                        (xiii) The Company is not an "investment company" or an
            entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act required to be registered as such; and

                        (xiv) The Registration Statement has become effective
            under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending under the Act. The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement.

                        In addition, such counsel shall state in such opinion
            that during the course of the preparation of the Registration Statement, and the Prospectus, they reviewed the Registration Statement, and the Prospectus, participated in conferences with representatives of the Company, its accountants and with representatives of and counsel for the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and advised the Company as to the requirements of the Act and the applicable published rules and regulations thereunder. Such counsel shall state that between the date of the applicable supplement to the Prospectus and the time of delivery of their letter, they have participated in further conferences with representatives of the Company, its accountants and with representatives of the Underwriters (and their counsel), at which the contents of certain portions of the Prospectus and related matters were discussed, and they reviewed certificates of certain officers of the Company and letters from the Company's independent accountants and from Arthur Andersen LLP.

                        Although such counsel may state that they are not
            passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement, on the basis of the information which they gained in the course of rendering the services referred to above, considered in light of such counsel's understanding of the applicable law (including the requirements of Form S-3 and the prospectus contemplated thereby) and the experience such counsel has gained through such counsel's practice under the Act, they advise the Underwriters that, in their opinion, each part of the Registration Statement when such part became effective, and the Prospectus, as of the date of the applicable prospectus supplement, appeared on their face to comply as to form in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the applicable published rules and regulations of the Commission thereunder. Further, nothing which has come to the attention of such counsel in the course of such review has caused them to believe that any part of the Registration Statement when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the applicable prospectus supplement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that nothing which has come to their attention in the course of the procedures described in the second sentence of the immediately preceding paragraph has caused them to believe that the Prospectus, as of the time of delivery of such letter, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, such counsel may state that they are not expressing any opinion or belief as to the financial statements or other financial or related statistical data contained in the Registration Statement, the material incorporated therein by reference, or the Prospectus. Such counsel may also rely on opinions of other counsel as to matters of law other than New York law, the Delaware Corporation law and the federal laws of the United States.

            (f) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (g) The Representatives shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (h) The Representatives shall have received a letter, dated the Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

            (i) The Representatives shall have received a letter, dated the Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (b) of this section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Lead Underwriter may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters under this Agreement and the Terms Agreement.

      6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement.

      (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an indemnified party.

      (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

      7. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities under the Terms Agreement and the aggregate principal amount (if debt securities), number of shares (if preferred stock, depositary shares or Common Stock) or number of units (if units) of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount (if debt securities), number of shares (if preferred stock, depositary shares or Common Stock) or number of units (if units) of Offered Securities, the Lead Underwriter may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement (including the provisions of this Agreement), to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount (if debt securities), number of shares (if preferred stock, depositary shares or Common Stock) or number of units (if units) of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount (if debt securities), number of shares (if preferred stock, depositary shares or Common Stock) or number of units (if units) of Offered Securities and arrangements satisfactory to the Lead Underwriter and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, the Term Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. If the Offered Securities are debt securities, depositary shares, units or preferred stock, the respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts (if debt securities), numbers of shares (if preferred stock or depositary shares or Common Stock) or number of units (if units) of the Offered Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

      8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to the Terms Agreement (including the provisions of this Agreement) will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to
Section 6 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of the Terms Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 5(d), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      9. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their address furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 555 Broadway, New York, New York 10012,
Attention: Charles B. Deull, Esq.

      10. SUCCESSORS. The Terms Agreement (including the provisions of this Agreement) will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in the Terms Agreement and their respective successors and the officers and directors and controlling persons referred to in
Section 6, and no other person will have any right or obligation hereunder.

      11. REPRESENTATION OF UNDERWRITERS. Any Representatives will act for the several Underwriters in connection with the financing described in the Terms Agreement, and any action under the Terms Agreement (including the provisions of this Agreement) taken by the Representatives jointly or by the Lead Underwriter will be binding upon all the Underwriters.

      12. COUNTERPARTS. The Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      13. APPLICABLE LAW. THIS AGREEMENT AND THE TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to the Terms Agreement (including the provisions of this Agreement) or the transactions contemplated thereby.

                                                                       EXHIBIT I

                              MATERIAL SUBSIDIARIES


MATERIAL DOMESTIC SUBSIDIARIES

Scholastic Inc.
Scholastic Book Clubs, Inc.
Grolier Incorporated


MATERIAL FOREIGN SUBSIDIARIES

None

                                                                         ANNEX I


 (THREE COPIES OF THIS DELAYED DELIVERY CONTRACT SHOULD BE SIGNED AND RETURNED
      TO THE ADDRESS SHOWN BELOW SO AS TO ARRIVE NOT LATER THAN 9:00 A.M.,
      NEW YORK TIME, ON ........................ ............, 20 .. (1))



                            DELAYED DELIVERY CONTRACT

                                        [INSERT DATE OF INITIAL PUBLIC OFFERING]



Scholastic Corporation
   c/o

      Attention:


Gentlemen:

      The undersigned hereby agrees to purchase from       , a       corporation
("COMPANY"), and the Company agrees to sell to the undersigned, [IF ONE DELAYED
CLOSING, INSERT--as of the date hereof, for delivery on        , 20 ("DELIVERY
DATE"),]

                            [$]..............[shares]

--principal amount--of the Company's [INSERT TITLE OF SECURITIES] ("Securities"), offered by the Company's Prospectus dated , 20 and a Prospectus Supplement dated , 20 relating thereto, receipt of copies of which is hereby acknowledged, at-- % of the principal amount thereof plus accrued interest, if any,--$ per share plus accrued dividends, if any,--and on the further terms and conditions set forth in this Delayed Delivery Contract ("CONTRACT").

      [IF TWO OR MORE DELAYED CLOSINGS, INSERT THE FOLLOWING:

      The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the--principal--amounts set forth below:


--------
      (1) INSERT DATE WHICH IS THIRD FULL BUSINESS DAY PRIOR TO CLOSING DATE UNDER THE AGREEMENT.

                                                            PRINCIPAL AMOUNT

                                                                  NUMBER
                       DELIVERY DATE                             OF SHARES

            ..............................................     .............

            ..............................................     .............

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

   Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its ordeR in Federal (same day) funds by certified or official bank check or wire transfer to an account designated by the Company, at the office of
at       A.M.  on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive [IF DEBT ISSUE, INSERT--fully registered] form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to--the--such--Delivery Date.

   It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such--Delivery Date be prohibited under the laws of anY jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total--principal amount--number of shares--of the Securities less the--principal amount---number of shares--thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

   Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by--a copy--copies--of the opinion[s] of counsel foR the Company delivered to the Underwriters in connection therewith.

   This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

   It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                               Yours very truly,



                               _________________________________
                                          (NAME OF PURCHASER)


                               BY_______________________________


                                 _______________________________
                                          (TITLE OF SIGNATORY)


                                 _______________________________


                                 _______________________________
                                          (ADDRESS OF PURCHASER)



Accepted, as of the above date.


SCHOLASTIC CORPORATION


By________________________
        [INSERT TITLE]

                             SCHOLASTIC CORPORATION
                                   ("COMPANY")


                                 DEBT SECURITIES



                                 TERMS AGREEMENT



                                                                            , 20


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

   The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333- ) ("UNDERWRITING AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

      TITLE: [ %] [Floating Rate]--Notes--Debentures--Bonds--Due            .

      PRINCIPAL AMOUNT: $          .

      INTEREST: [ % per annum, from        , 20 , payable semiannually on
      and            , commencing        , 20 , to holders of record on the
      preceding or           , as the case may be.] [Zero coupon.]

      MATURITY:               , 20  .

      OPTIONAL REDEMPTION:

      SINKING FUND:

      LISTING: [None.] [New York Stock Exchange.] [Nasdaq National Market.] [Nasdaq.]

      DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be      , 20 .
      Underwriters' fee___% of the principal amount of the Contract Securities.]

      PURCHASE PRICE: % of principal amount, plus accrued interest[, if any,]
      from         , 20 .

      EXPECTED REOFFERING PRICE: % of principal amount, subject to change by the [Representative[s] [Underwriters].

      CLOSING:      A.M. on        , 20 , at      , in Federal (same day) funds.

      SETTLEMENT AND TRADING: [Physical certificated form.] [Book-Entry Only via DTC.]

      BLACKOUT:  Until       days after the Closing Date.

      [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]] [UNDERWRITER[S]]:]

      The respective principal amounts of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

      The provisions of the Underwriting Agreement are incorporated herein by reference.

      The Offered Securities will be made available [for checking and packaging
      at the office of                        at least 24 hours prior to the
      Closing Date][through the facilities of DTC].

         For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the ____and____ paragraph(s) under the caption "Underwriting" in the prospectus supplement [IF PARAGRAPH REGARDING PASSIVE MARKET MAKING IS INCLUDED, INSERT--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement].

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                    SCHOLASTIC CORPORATION


                                          By______________________
                                             [INSERT TITLE]

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

[IF NO CO-REPRESENTATIVE, USE FIRST CONFIRMATION
 FORM. IF CO-REPRESENTATIVE, USE SECOND.]






   By_____________________________________
     [INSERT TITLE]

      [Acting on behalf of itself and as
        the Representative of the several
        Underwriters.]





   ________________________________________


   ________________________________________

      [Acting on behalf of themselves and as the Representatives of the several Underwriters.]

   By



   By______________________________________
                   [INSERT TITLE]

                                   SCHEDULE A


                                                          PRINCIPAL
                     UNDERWRITER                           AMOUNT

                             ____________________         $



















                                                       __________________

          Total..............................          $
                                                        =================

                             SCHOLASTIC CORPORATION
                                   ("COMPANY")


                                 PREFERRED STOCK


                                 TERMS AGREEMENT



                                                                            , 20


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

      The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the
Company's registration statement on Form S-3 (No. 333-       ) ("UNDERWRITING
AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

          TITLE:

            NUMBER OF SHARES:

            DIVIDEND RATE:

            OPTIONAL REDEMPTION:

            SINKING FUND:

            LISTING: [None.] [New York Stock Exchange.] [Nasdaq National Market.] [Nasdaq.]


            DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be
                        , 20 . Underwriters' fee is $      per share of the
            Contract Securities.]

            PURCHASE PRICE:  $        per share [IF PREFERRED STOCK ISSUE,
            INSERT--plus accrued dividends[, if any,] from             ,  20 ].

            EXPECTED REOFFERING PRICE:  $      per share, subject to change
            by the [Representative[s]] [Underwriters].

            CLOSING:              A.M. on             , 20  , at            ,
            in Federal (same day) funds.

            UNDERWRITER[S']['S] COMPENSATION:   $          payable to the
            [Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

            BLACKOUT:  Until    days after the Closing Date.

            [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]]
            [UNDERWRITER[S]]:]

            The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

            The provisions of the Underwriting Agreement are incorporated herein by reference.

            The Offered Securities will be made available [for checking and
            packaging at the office of                        at least 24 hours
            prior to the Closing Date][through the facilities of DTC].

         For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the ____and____ paragraph(s) under the caption "Underwriting" in the prospectus supplement [IF PARAGRAPH REGARDING PASSIVE MARKET MAKING IS INCLUDED, INSERT--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement].

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                    SCHOLASTIC CORPORATION


                                         By____________________________
                                             [INSERT TITLE]

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

[IF NO CO-REPRESENTATIVE, USE FIRST
 CONFIRMATION FORM. IF
 CO-REPRESENTATIVE, USE SECOND.]






   By__________________________________
     [INSERT TITLE]


      [Acting on behalf of itself and as
        the Representative of the several
        Underwriters.]





   _____________________________________


   _____________________________________

      [Acting on behalf of themselves and as the Representatives of the several
        Underwriters.]


   By



   By____________________________________
      [INSERT TITLE]

                                   SCHEDULE A


                                                          NUMBER OF
                     UNDERWRITER                           SHARES

                             ____________________         $



















                                                       __________________

          Total..............................          $
                                                        =================

                             SCHOLASTIC CORPORATION
                                   ("COMPANY")


                                  COMMON STOCK


                                 TERMS AGREEMENT



                                                                            , 20


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

      The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the
Company's registration statement on Form S-3 (No. 333-        ) ("UNDERWRITING
AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

            TITLE:

            NUMBER OF SHARES:

            DIVIDEND RATE:

            OPTIONAL REDEMPTION:

            SINKING FUND:

            LISTING: [None.] [New York Stock Exchange.] [Nasdaq National Market.] [Nasdaq.]


            DELAYED DELIVERY  CONTRACTS:  [None.] [Delivery Date[s] shall be
                         ,  20  .  Underwriters' fee is $           per share
            of the Contract Securities.]

            PURCHASE  PRICE:  $        per share [IF  PREFERRED  STOCK  ISSUE,
            INSERT--plus accrued dividends[, if any,] from            ,  20 ].

            EXPECTED REOFFERING PRICE:  $      per share, subject to change
            by the [Representative[s]] [Underwriters].

            CLOSING:              A.M. on                  , 20      ,  at
                             , in Federal (same day) funds.

            UNDERWRITER[S']['S] COMPENSATION: $       payable to the
            [Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

            BLACKOUT:  Until    days after the Closing Date.

            [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]]
            [UNDERWRITER[S]]:]

            The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

            The provisions of the Underwriting Agreement are incorporated herein by reference.

            The Offered Securities will be made available [for checking and packaging at the office of at least 24 hours prior to the Closing Date][through the facilities of DTC].

         For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the ____and____ paragraph(s) under the caption "Underwriting" in the prospectus supplement [IF PARAGRAPH REGARDING PASSIVE MARKET MAKING IS INCLUDED, INSERT--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement].

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                    SCHOLASTIC CORPORATION


                                         By_____________________________
                                           [INSERT TITLE]

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

[IF NO CO-REPRESENTATIVE, USE FIRST
 CONFIRMATION FORM. IF
 CO-REPRESENTATIVE, USE SECOND.]






   By__________________________________
     [INSERT TITLE]


      [Acting on behalf of itself and as
        the Representative of the several
        Underwriters.]





   _____________________________________


   _____________________________________

      [Acting on behalf of themselves and as the Representatives of the several
        Underwriters.]


   By



   By___________________________________
      [INSERT TITLE]

                                   SCHEDULE A


                                                          NUMBER OF
                     UNDERWRITER                           SHARES

                             ____________________         $



















                                                       __________________

          Total..............................          $
                                                        =================

                             SCHOLASTIC CORPORATION
                                   ("COMPANY")


                                DEPOSITARY SHARES


                                 TERMS AGREEMENT



                                                                            , 20


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

      The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333- ) ("UNDERWRITING AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

            TITLE: Depositary shares, each representing a [fraction] interest in
            a share of preferred stock, Series      , par value $1.00 per share.

            AMOUNT OF OFFERED SECURITIES:

            DIVIDEND RATE:

            OPTIONAL REDEMPTION:

            SINKING FUND:

            LISTING: [None.] [New York Stock Exchange.] [Nasdaq National Market.] [Nasdaq.]

            DEPOSIT AGREEMENT:  Deposit Agreement, dated as of              ,
            20  , between the Company and                   , as Depositary.

            DELAYED DELIVERY CONTRACTS:  [None.] [Delivery Date[s] shall be
                         ,  20  .  Underwriters' fee is $           per share
            of the Contract Securities.]

            PURCHASE PRICE: $    per share plus accrued dividends[, if any,]
            from        , 20 .

            EXPECTED REOFFERING PRICE:  $      per share, subject to change
            by the [Representative[s]] [Underwriters].

            CLOSING:              A.M. on                  , 20      ,  at
                             , in Federal (same day) funds.

            UNDERWRITER[S']['S] COMPENSATION: $      payable to the
            [Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

            BLACKOUT: Until days after the Closing Date.

            [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]]
            [UNDERWRITER[S]]:]

            The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

            The provisions of the Underwriting Agreement are incorporated herein by reference.

            The Offered Securities will be made available [for checking and
            packaging at the office of                         at least 24 hours
            prior to the Closing Date][through the facilities of DTC].

            For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the ____and____ paragraph(s) under the caption "Underwriting" in the prospectus supplement [IF PARAGRAPH REGARDING PASSIVE MARKET MAKING IS INCLUDED, INSERT--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement].

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                    SCHOLASTIC CORPORATION


                                          By______________________________
                                            [INSERT TITLE]

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

[IF NO CO-REPRESENTATIVE, USE FIRST
 CONFIRMATION FORM. IF
 CO-REPRESENTATIVE, USE SECOND.]






      By_______________________________________
        [INSERT TITLE]


      [Acting on behalf of itself and as
        the Representative of the several
        Underwriters.]





   _____________________________________________


   _____________________________________________

      [Acting on behalf of themselves and as the Representatives of the several
        Underwriters.]


   By



   By____________________________________________
      [INSERT TITLE]

                                   SCHEDULE A


                                                           AMOUNT
                                                             OF
                                                           OFFERED
                     UNDERWRITER                          SECURITIES

                             ____________________         $



















                                                       __________________

          Total..............................          $
                                                        =================

                             SCHOLASTIC CORPORATION
                                   ("COMPANY")


                                      UNITS


                                 TERMS AGREEMENT

                                      , 20


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

      The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333- ) ("UNDERWRITING AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

            TITLE:  Units consisting of                     .

      [For Unit consisting, in part, of preferred stock:

            TITLE OF PREFERRED STOCK:

            NUMBER OF SHARES OF PREFERRED STOCK:

            DIVIDEND RATE OF PREFERRED STOCK:]

      [For Unit consisting, in part, of debt securities:

            TITLE OF DEBT SECURITIES: [ %] [Floating Rate]--Notes--Debentures-- Bonds--Due

            PRINCIPAL AMOUNT OF DEBT SECURITIES:  $           .

            INTEREST OF DEBT SECURITIES:  [  % per annum, from            ,
            20  , payable semiannually on                         and
                       , commencing                ,  20  , to holders of
            record on the preceding                or           , as the case
            may be.] [Zero coupon.]

            MATURITY OF DEBT SECURITIES:               , 20  .

            SETTLEMENT AND TRADING OF DEBT SECURITIES: [Physical certificated form.] [Book-Entry Only via DTC.]]

            OPTIONAL REDEMPTION:

            SINKING FUND:

            LISTING: [None.] [New York Stock Exchange.] [Nasdaq National Market.] [Nasdaq.]

            UNIT AGREEMENT: Unit Agreement, dated as of              ,  20  ,
            between the Company and                        , as Depositary.

            DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be
                         ,  20  .  Underwriters' fee is    % of the principal
            amount of the Contract Securities.]

            PURCHASE PRICE: [If Unit price is  independent of the securities
            it consists of:  $       per share plus accrued dividends[,  if
            any,] from                 ,  20 ] [For Unit price consisting, in
            part, of preferred stock pricing:  $       per share plus accrued
            dividends[, if any,] from                ,  20 ][.][and] [For Unit
            price consisting, in part, of debt securities pricing:      % of
            principal amount, plus accrued interest[,   if  any,] from
                           , 20  .]

            EXPECTED REOFFERING PRICE: [For Unit consisting, in part, of preferred stock: For preferred stock, $ per share, subject to change by the [Representative[s]] [Underwriters][.][and][For Unit consisting, in part, of debt securities: for debt securities, % of principal amount, subject to change by the [Representative[s] [Underwriters].]

            CLOSING:           A.M. on                  , 20  , at          , in
            Federal (same day) funds.

            OTHER TERMS:

            UNDERWRITER[S']['S] COMPENSATION: $       payable to the
            [Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

            BLACKOUT: Until     days after the Closing Date.

            [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]]
            [UNDERWRITER[S]]:]

            The respective principal amounts of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

            [For Units consisting of, in part, warrants, the provisions of any prospectus supplement describing the terms of the series of warrants are incorporated herein by reference.]

            The provisions of the Underwriting Agreement are incorporated herein by reference.

            The Offered Securities will be made available [for checking and
            packaging at the office of                   at least 24 hours prior
            to the Closing Date][through the facilities of DTC].

               For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the ____and____ paragraph(s) under the caption "Underwriting" in the prospectus supplement [IF PARAGRAPH REGARDING PASSIVE MARKET MAKING IS INCLUDED, INSERT--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement].

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                    SCHOLASTIC CORPORATION


                                         By____________________________
                                           [INSERT TITLE]

The foregoing Terms Agreement is hereby
 confirmed and accepted as of the date
 first above written.

[IF NO CO-REPRESENTATIVE, USE FIRST
 CONFIRMATION FORM. IF
 CO-REPRESENTATIVE, USE SECOND.]






   By____________________________________
     [INSERT TITLE]


      [Acting on behalf of itself and as
        the Representative of the several
        Underwriters.]





   _________________________________________


   _________________________________________

      [Acting on behalf of themselves and
        as the Representatives of the several
        Underwriters.]


   By



   By_________________________________________
       [INSERT TITLE]

                                   SCHEDULE A


                                                          NUMBER OF
                     UNDERWRITER                            UNITS

                             ____________________



















                                                       __________________

          Total..............................
                                                        =================